                                                                    EXHIBIT 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of GTC Biotherapeutics, Inc. (the "Company") for the year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), the undersigned, Geoffrey F. Cox, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 28, 2003                        /s/ Geoffrey F. Cox
                                           --------------------------------
                                                    Geoffrey F. Cox
                                                 Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of GTC Biotherapeutics, Inc. (the "Company") for the year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), the undersigned, John B. Green, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 28, 2003                        /s/ John B. Green
                                           --------------------------------
                                                     John B. Green
                                                 Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request